Asset Held for Sale	12 Months Ended
Aug. 31, 2019
Available-for-sale financial assets [abstract]
Asset Held for Sale [Text Block]

6. Asset Held for Sale

During the year ended August 31, 2019, the Company entered into an agreement, under which an unrelated third party will acquire ownership of the near-surface mineral resources principally in the T-Zone and Tardiff Zones of the Nechalacho REE Project above a depth of 150 meters above sea level for a total cash consideration of $5.0 million as described in Note 8a while the Company will retain ownership of the the deeper resources in the Basal Zone that were the subject of its 2013 feasibility study. The sale is expected to be completed subsequent to the year ended August 31, 2019. Accordingly, the Company has transferred the carrying cost relating to the near-surface mineral resources of $2,605,147 from the total carrying cost of the Nechalacho REE Project included Property, Plant and Equipment to Asset Held for Sale.